SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Reconciliation of the beginning and ending balance of the assets and liabilities measured at fair value on recurring basis (Details) - USD ($)	12 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
Fair Value Disclosures
Beginning balance	$ 19,470,400	$ 20,323,400
Change in fair value	(5,527,381)	(853,000)
Ending balance	$ 13,943,019	$ 19,470,400
Fair value discount rate valuation of trading securities	28.00%